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EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Doe Run Resources Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2004, of the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JEFFREY L. ZELMS
Jeffrey L. Zelms President & Chief Executive Officer Date: July 30, 2004

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Doe Run Resources Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2004, of the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ DAVID A. CHAPUT
David A. Chaput Chief Financial Officer Date: July 30, 2004

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  EXHIBIT 32